                                  EXHIBIT 99.5


        INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of June 12, 1998 (the "Agreement"), among U.S. BANK TRUST NATIONAL ASSOCIATION (f/k/a First Trust National Association), as Trustee (together with its successors and assigns, the "Trustee") under the Indenture (as defined below), and OAKTREE CAPITAL MANAGEMENT, LLC (solely as agent and nominee for the entities set forth on Annex I, each a "Fund" and collectively, the "Funds") (Oaktree Capital Management, LLC acting in such capacity hereinafter referred to as, "Oaktree") and acknowledged and agreed to by Physicians Clinical Laboratory, Inc. (together with its successors and assigns, "PCL").

        Reference is hereby made to that certain Indenture, dated as of September 30, 1997, with respect to the issuance of Senior Secured Notes Due 2004 between PCL and the Trustee (as amended, modified or supplemented from time to time in accordance with its terms, the "Indenture"). Terms not otherwise defined herein shall have the meanings set forth in the Indenture.

        Oaktree and PCL are entering into that certain Note Purchase Agreement, dated as of June 12, 1998 with respect to the issuance of the 15% Senior Secured Notes Due 2001 (as amended, modified or supplemented from time to time in accordance with its terms, the "Purchase Agreement"). The obligations of PCL under the Purchase Agreement and the 15% Senior Secured Notes Due 2001 the "Note Obligations" are to be secured by a first priority Lien in the Collateral (other than Daiwa Healthco-2 LLC's security interest in certain accounts of the Company).

        This Agreement is intended to set forth the subordination and intercreditor obligations of the Trustee and Oaktree in connection with the Lien of the Trustee in the Collateral, granted to the Trustee pursuant to the Security Agreement between the Trustee and PCL, dated as of September 30, 1997 and the Pledge Agreement, dated as of September 30, 1997, between PCL and the Trustee (the "Trustee Liens") and the Senior Liens (as defined below).

        o. Subordination by the Trustee. The Trustee agrees that (a) the Trustee Liens, without necessity of any further action by the Trustee, PCL or Oaktree, are and shall be junior and subordinate to all Liens of Oaktree in the Collateral (collectively, the "Senior Liens"), regardless of the time or order of filing of financing statements or any failure of perfection of the Senior Liens, and (b) pursuant to such subordination, the Trustee will not be permitted to take (and the Trustee hereby agrees not to take) any action in respect of the Collateral or retain or apply any proceeds of the Collateral unless and until all amounts owing with respect to the Note Obligations have been paid in full. Except as expressly set forth below, Oaktree shall be under no obligation to the Trustee with respect to any enforcement action in respect of the Collateral or any proceeds thereof, and the Trustee hereby acknowledges that it is not relying upon Oaktree with respect to any such matters.

        p. Stock Certificates. Concurrently herewith, the Trustee shall deliver to the Oaktree certificate 001 issued by Bio-Cypher Funding Corp. representing 100 shares of common stock, $.01 par value per share (the "Funding Share"), delivered to the Trustee pursuant to the Pledge Agreement (as defined in the Indenture). The Agent agrees that it shall hold the Funding Share as collateral agent for the junior Lien of the Trustee in the Funding Share until such time as the Company has paid in full all of its obligations under the Purchase Agreement and the 15% Senior Secured Notes, upon which the Agent shall deliver the Funding Share to the Trustee to be held in accordance with the terms of the Indenture and the Collateral Documents or as required by applicable law. Upon the occurrence of any Default or Event of Default under the Purchase Agreement and the 15% Senior



                                  EXH. 99.5 - 1

Secured Notes, Oaktree shall have the right, without notice to the Trustee, to exercise any and all remedies available to it with respect to the Funding Share without regard to the interests of the Trustee or the Noteholders (as defined in the Indenture) and shall have no fiduciary, agency or other obligations to the Trustee or the Noteholders.

        q. Turnover Obligation of the Trustee. Until all of the Note Obligations have been paid in full, except with the prior written consent of Oaktree in each instance, the Trustee will not receive or accept in any manner (including, without limitation, by set-off) any payments in respect of the Indenture Obligations (as defined in the Indenture) directly from the liquidation of any Collateral. In the event and to the extent that the Trustee shall receive any payment in respect of the Indenture Obligations in violation of the prior sentence, the Trustee shall be deemed to have received such payments in trust for Oaktree and shall promptly turn the same over in the form received (subject to endorsement if appropriate) to Oaktree for application to the Note Obligations.

        r. Additional Documentation. The Trustee will, from time, upon request of Oaktree, and at PCL's sole cost and expense execute and deliver to Oaktree any reasonable documentation and filing statements as may be reasonably required by Oaktree in order to confirm or evidence the agreements set forth herein.

        s. No Contesting of Liens. (a) except as expressly provided herein, this Agreement is not intended to affect, limit or in any way diminish the Trustee Lien or the Senior Liens or the rights that each of Oaktree and the Trustee possess or purport to possess with respect thereto, insofar as the rights of third parties are concerned.

        (b) The Trustee hereby agrees that it will not commence or continue any default, foreclosure or liquidation proceedings or remedies, whether legal or equitable, in respect of any of the Collateral or the Trustee Liens or otherwise take any action of any kind or nature to collect or receive, or enforce rights in, realize upon, seek adequate protection with regard to, object to the sale or use or granting of Liens prior to the interest of Oaktree on, take or gain possession of, give it preference against, or priority over, any of the Collateral or the Senior Liens, until all Note Obligations owing to Oaktree under the Purchase Agreement and the 15% Senior Secured Notes have been paid in full.

        t. No Third Party Beneficiaries. This Agreement is solely for the benefit of Oaktree and the Trustee and may be relied upon and enforced solely by Oaktree and the Trustee and their respective successors, assigns and transferees. No other Person, including PCL, is intended as a third-party beneficiary hereunder.

        u. Choice of Law; Waiver of Jury Trial Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof). Each of the parties hereto hereby waives all rights to a trial by jury in the event of any litigation with respect to any matter related to this Agreement, and hereby irrevocably consents to the jurisdiction of the state and federal courts located in New York County, New York City, New York in connection with any action or proceeding arising out of or relating to this Agreement. In any such litigation, each of the parties hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to the provider at its address set forth on the signature pages hereof.

        v. Entire Agreement; Severability. (a) This Agreement embodies the entire agreement and understanding of Oaktree and the Trustee concerning the subject matter contained herein. This



                                  EXH. 99.5 - 2

Agreement supersedes any and all prior agreements and understandings between the parties, whether written or oral.

        (b) If any provision of this Agreement shall be declared invalid or unenforceable, the parties hereto agree that the remaining provisions of this Agreement shall continue in full force and effect.

        w. Amendments, etc. No amendment or waiver of any provision of this Agreement or consent to any departure therefrom by a party hereto shall be effective unless in a writing signed by each of the Trustee and Oaktree and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the each of either the Trustee or Oaktree to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

        x. Notices, etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which may include facsimile communication) and shall be faxed or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received. Oaktree hereby agrees, with respect to the Purchase Agreement and the 15% Senior Secured Notes, and the Trustee hereby agrees, with respect to the Indenture, to utilize all reasonable efforts to furnish the other party any notice of an event of default, event of termination or acceleration with respect to the Purchase Agreement and the 15% Senior Secured Notes or the Indenture, as applicable; provided, that the failure to deliver such notice shall in no way limit or otherwise prevent the rights and remedies of Oaktree or the Trustee, as applicable, thereunder.

        y. Agent Representation. The Agent has all necessary power and authority to execute, deliver and perform its obligations under this Agreement on behalf of the Funds.

        z. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.






                                  EXH. 99.5 - 3

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Intercreditor and Subordination Agreement as of the date first above written.


U.S. BANK TRUST NATIONAL               OAKTREE CAPITAL MANAGEMENT,
ASSOCIATION, as trustee                LLC, solely as agent and nominee for the
                                       Funds set forth on Annex I



By:______________________________      By:_____________________________________
Name:                                  Name:
Title:                                 Title:

                                       By:_____________________________________
                                       Name:
                                       Title:





Address  U.S. Bank Trust National Association     Address:  Oaktree Capital
         U.S. Bank Trust Center                             Management, LLC
         80 East 5th Street,                                450 Lexington Avenue
         Suite 200                                          Suite 1600
         St. Paul, MN 55101                                 New York, NY 10017
         Fax: (612) 244-0711                                Attention:
                                                            Fax: (212) 885-8699



ACKNOWLEDGED AND AGREED:

PHYSICIANS CLINICAL
LABORATORY, INC.



By:__________________________________
   Name:
   Title:
   Fax:
   Address:




                                     ANNEX I


Fund or Account                                                    Amount
---------------                                                    ------



                                 EXH. 99.5 - 4

OCM Opportunities Fund, L.P.                                     $27,124,070

Columbia/HCA Master Retirement
  Trust (Separate Account I)                                     $ 2,252,330

OCM Opportunities Fund II, L.P.                                  $20,546,500

Columbia/HCA Master Retirement
  Trust (Separate Account II)                                    $   316,100
                                                                 -----------
                                                                 $50,239,000










                                  EXH. 99.5 - 5